United States

Securities and Exchange Commission

Washington, D.C. 20549

Amended

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

811-3984

(Investment Company Act File Number)

Federated International Series, Inc.

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant’s Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2009

Date of Reporting Period: 11/30/2009

Item 1.	Reports to Stockholders

Federated International Bond Fund

Established 1991

A Portfolio of Federated International Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2009

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.99	$11.73	$11.12	$10.86	$12.63
Income From Investment Operations:
Net investment income	0.25[1]	0.25[1]	0.22[1]	0.21[1]	0.24[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	2.06	(0.38)	0.55	0.51	(1.30)
TOTAL FROM INVESTMENT OPERATIONS	2.31	(0.13)	0.77	0.72	(1.06)
Less Distributions:
Distributions from net investment income	(0.49)	(0.61)	(0.16)	(0.46)	(0.71)
Net Asset Value, End of Period	$12.81	$10.99	$11.73	$11.12	$10.86
Total Return[2]	21.70%	(1.08)%	7.09%	6.85%	(8.88)%
Ratios to Average Net Assets:
Net expenses	0.98%	0.89%	0.90%	0.90%	0.81%
Net investment income	2.15%	2.16%	2.04%	1.93%	2.05%
Expense waiver/reimbursement[3]	0.92%	0.86%	0.85%	0.75%	0.76%
Supplemental Data:
Net assets, end of period (000 omitted)	$76,602	$73,468	$73,721	$119,489	$118,261
Portfolio turnover	64%	72%	63%	95%	76%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.70	$11.43	$10.84	$10.58	$12.32
Income From Investment Operations:
Net investment income	0.16[1]	0.16[1]	0.14[1]	0.13[1]	0.14[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	2.02	(0.37)	0.53	0.49	(1.26)
TOTAL FROM INVESTMENT OPERATIONS	2.18	(0.21)	0.67	0.62	(1.12)
Less Distributions:
Distributions from net investment income	(0.41)	(0.52)	(0.08)	(0.36)	(0.62)
Net Asset Value, End of Period	$12.47	$10.70	$11.43	$10.84	$10.58
Total Return[2]	20.94%	(1.83)%	6.26%	6.02%	(9.60)%
Ratios to Average Net Assets:
Net expenses	1.69%	1.62%	1.62%	1.62%	1.62%
Net investment income	1.42%	1.44%	1.29%	1.21%	1.24%
Expense waiver/reimbursement[3]	0.72%	0.65%	0.66%	0.58%	0.50%
Supplemental Data:
Net assets, end of period (000 omitted)	$8,897	$13,456	$8,456	$11,529	$14,326
Portfolio turnover	64%	72%	63%	95%	76%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.65	$11.38	$10.79	$10.54	$12.29
Income From Investment Operations:
Net investment income	0.16[1]	0.16[1]	0.14[1]	0.13[1]	0.14[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	2.01	(0.37)	0.53	0.49	(1.26)
TOTAL FROM INVESTMENT OPERATIONS	2.17	(0.21)	0.67	0.62	(1.12)
Less Distributions:
Distributions from net investment income	(0.40)	(0.52)	(0.08)	(0.37)	(0.63)
Net Asset Value, End of Period	$12.42	$10.65	$11.38	$10.79	$10.54
Total Return[2]	20.93%	(1.80)%	6.29%	5.97%	(9.60)%
Ratios to Average Net Assets:
Net expenses	1.70%	1.62%	1.62%	1.62%	1.62%
Net investment income	1.43%	1.42%	1.30%	1.21%	1.24%
Expense waiver/reimbursement[3]	0.72%	0.66%	0.65%	0.58%	0.50%
Supplemental Data:
Net assets, end of period (000 omitted)	$19,270	$19,855	$24,806	$31,149	$36,432
Portfolio turnover	64%	72%	63%	95%	76%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and redemption fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2009	Ending Account Value 11/30/2009	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,128.60	$5.28
Class B Shares	$1,000	$1,125.50	$9.11
Class C Shares	$1,000	$1,125.00	$9.11
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.10	$5.01
Class B Shares	$1,000	$1,016.50	$8.64
Class C Shares	$1,000	$1,016.50	$8.64
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	0.99%
Class B Shares	1.71%
Class C Shares	1.71%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (Unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period was 21.70% for Class A Shares, 20.94% for Class B Shares, and 20.93% for Class C Shares. The total return of the JPMorgan Global (ex-U.S.) Government Index (JPMGXUS)1 was 19.42% during the 12-month reporting period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the JPMGXUS.

The most significant factors for the Fund's outperformance relative to the JPMGXUS were: (1) the allocation of the portfolio among similar securities denominated in different currencies (referred to as “currency”);2 (2) the selection of securities that pay higher income (referred to as yield); (3) allocation to securities other than government bonds (referred to as sector); and (4) duration positioning,3 which indicates the portfolio's price sensitivity to interest rates. All factors contributed positively to performance relative to the JPMGXUS, except for duration management which moderately detracted from relative performance. Overall, the benefit of currency positioning, yield, and sector allocation were significantly higher than the negative impact of duration positioning relative to the Fund's benchmark.

1	The JPMGXUS is the standard unmanaged foreign securities index representing major government bond markets. Investments cannot be made in an index.
2	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.
3	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

CURRENCY

During the reporting period, as compared to the JPMGXUS, the Fund had an overweight currency exposure to: Australia dollar, New Zealand dollar, Canadian dollar, and the Euro. These overweights were mostly versus an underweight to the Japanese yen. As the financial crisis subsided, equities and other risk assets rallied. In global currencies, this was translated in the appreciation of commodity and growth sensitive currencies and the relative depreciation of risk aversion currencies like the U.S. dollar and Japanese yen. Currency management for the Fund was very active during the reporting period, and the timely shifting of the Fund's currency exposure was a key factor for the Fund's outperformance relative to the benchmark.

YIELD

During the reporting period the Fund's assets tended to be deployed in higher yielding securities than those in the benchmark. This extra yield also contributed to the Fund's outperformance relative to the benchmark.

Sector

The Fund had exposure to high-quality investment-grade corporate bonds and quasi-government entities while the benchmark is comprised of 100% government bonds. As financial markets stabilized, most corporate or non-government bonds significantly outperformed similar maturity government bonds. This modest credit exposure contributed to the Fund's outperformance.

Duration4

Duration management was the single notable factor to detract from performance relative to the benchmark, albeit a fairly small detraction. On average, the Fund's duration (which indicates the Fund's price sensitivity to interest rates) was lower than that of the benchmark. Global interest rates declined during the financial crisis, which culminated during the early part of the reporting period leading to the underperformance of securities that are less sensitive to interest rates.

4	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International Bond Fund (Class A Shares) (the “Fund”) from November 30, 1999 to November 30, 2009, compared to the JPMorgan Global (ex-U.S.) Government Index (JPMGXUS).2

Average Annual Total Returns[3] for the Period Ended 11/30/2009
1 Year	16.21%
5 Years	3.68%
10 Years	6.01%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPMGXUS is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International Bond Fund (Class B Shares) (the “Fund”) from November 30, 1999 to November 30, 2009, compared to the JPMorgan Global (ex-U.S.) Government Index (JPMGXUS).2

Average Annual Total Returns[3] for the Period Ended 11/30/2009
1 Year	15.44%
5 Years	3.52%
10 Years	5.87%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPMGXUS is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International Bond Fund (Class C Shares) (the “Fund”) from November 30, 1999 to November 30, 2009, compared to the JPMorgan Global (ex-U.S.) Government Index (JPMGXUS).2

Average Annual Total Returns[3] for the Period Ended 11/30/2009
1 Year	19.93%
5 Years	3.87%
10 Years	5.72%

Performance dataquoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%.

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPMGXUS is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At November 30, 2009, the Fund's issuer country and currency exposure composition1 were as follows:

Country	Country Exposure as a Percentage of Total Net Assets[2,3]	Currency Exposure as a Percentage of Total Net Assets[3,4]
Japan	27.3%	37.7%
Italy	10.5%	—
Austria	8.8%	—
Germany	7.2%	—
Ireland	5.1%	—
France	4.5%	—
United States[5]	4.2%	—
Supranational[6]	3.4%	—
Netherlands	3.3%	—
Australia	3.1%	3.1%
United Kingdom	3.0%	8.1%
Canada	2.5%	2.5%
Sweden	2.4%	2.4%
Greece	2.1%	—
Luxembourg	1.9%	—
Norway	1.5%	1.5%
Belgium	1.0%	—
Denmark	1.0%	2.2%
Hungary	1.0%	1.0%
Poland	1.0%	1.0%
Portugal	0.5%	—
Mongolia	0.3%	—
Angola	0.2%	—
China	0.1%	—
Egypt	0.1%	—
India	0.1%	—
Euro	—	36.6%
SUB-TOTAL	96.1%	96.1%
Other Securities[7]	1.0%	1.0%
Cash Equivalents[8]	1.3%	1.3%
Derivative Contracts[9]	0.1%	0.1%
Other Assets and Liabilities — Net[10]	1.5%	1.5%
TOTAL	100.0%	100.0%
Annual Shareholder Report

1	Unless otherwise noted below, this table does not give effect to the impact of derivative contract instruments owned by the Fund. More complete information regarding the Fund's investments in derivative contracts can be found in the tables at the end of the Portfolio of Investments included in this report.
The fixed-income securities of some issuers may not be denominated in the currency of the issuer's designated country. Therefore, the two columns above “Country Exposure as a Percentage of Total Net Assets” and “Currency Exposure as a Percentage of Total Net Assets” may not be equal.
2	This column depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities, along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company has registered the security. However, the Fund's Adviser may allocate the company to a country based on other factors such as the location of the company's head office, the jurisdiction of the company's incorporation, the location of the principal trading market for the company's securities or the country from which a majority of the company's revenue is derived.
3	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
4	This column depicts the Fund's exposure to various currencies through its investment in foreign fixed-income securities, currency derivative contracts and foreign exchange contracts (which for purposes of this report includes any currency options sold by the Fund and currency forward contracts).
5	Consists of non-U.S.-dollar denominated, fixed-income securities issued by an entity domiciled in the United States.
6	Supranational consists of European Investment Banks.
7	Other Securities include an Investment Fund.
8	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
9	Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.
10	Assets, other than investments in securities, currency derivative contracts and foreign exchange contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

November 30, 2009

Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	Bonds – 94.3%
	Australian Dollar – 3.1%
	Sovereign – 3.1%
$650,000	Australia, Government of, Local Gov't. Guarantee, (Series 12RG), 6.00%, 5/1/2012	608,475
3,000,000	Australia, Government of, (Series 17), 5.50%, 3/1/2017	2,693,670
	TOTAL AUSTRALIAN DOLLAR	3,302,145
	British Pound – 8.1%
	Banking – 0.9%
500,000	European Investment Bank, 5.00%, 3/7/2012	882,596
	Finance — Automotive – 1.5%
1,000,000	GE Capital European Funding, Company Guarantee, (Series EMTN), 4.625%, 1/18/2016	1,611,622
	Sovereign – 4.7%
2,000,000	United Kingdom, Government of, 4.75%, 3/7/2020	3,605,038
745,000	United Kingdom, Government of, Bond, 4.75%, 9/7/2015	1,350,046
	TOTAL	4,955,084
	Utilities – 1.0%
550,000	RWE Finance B.V., Company Guarantee, (Series EMTN), 6.50%, 4/20/2021	1,020,475
	TOTAL BRITISH POUND	8,469,777
	Canadian Dollar – 2.5%
	Sovereign – 2.5%
300,000	Canada, Government of, 4.00%, 6/1/2017	305,560
2,290,000	Canada, Government of, Bond, 4.00%, 6/1/2016	2,338,104
	TOTAL CANADIAN DOLLAR	2,643,664
	Danish Krone – 2.2%
	Mortgage Banks – 1.0%
5,006,141	Realkredit Danmark A/S, (Series 23D), 5.00%, 10/1/2035	1,017,157
	Sovereign – 1.2%
5,700,000	Denmark, Government of, 5.00%, 11/15/2013	1,259,379
	TOTAL DANISH KRONE	2,276,536
	Euro – 35.9%
	Oil & Gas – 0.9%
615,000	Gaz Capital SA, 7.80%, 9/27/2010	961,962
Annual Shareholder Report

Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		Sovereign – 30.5%
$1,900,000		Austria, Government of, 4.30%, 9/15/2017	3,058,502
950,000		Austria, Government of, Note, 3.80%, 10/20/2013	1,507,069
650,000		Belgium, Government of, Sr. Unsecd. Note, 4.00%, 3/28/2018	1,018,074
2,000,000		Bonos Y Oblig Del Estado, 4.20%, 1/31/2037	2,859,254
1,525,000		Buoni Poliennali Del Tes, 4.00%, 2/1/2017	2,391,535
930,000		Buoni Poliennali Del Tes, 5.00%, 8/1/2039	1,451,462
1,360,000		France, Government of, 4.75%, 4/25/2035	2,257,144
1,550,000		France, Government of, Bond, 4.50%, 4/25/2041	2,494,977
1,800,000	[1]	Germany, Government of, 3.75%, 1/4/2015	2,883,744
1,000,000		Germany, Government of, Bond, 3.25%, 7/4/2015	1,564,916
1,250,000		Germany, Government of, Bond, 4.75%, 7/4/2034	2,097,667
350,000		Hellenic Republic, Sr. Unsecd. Note, 4.60%, 9/20/2040	441,256
1,200,000		Hellenic Republic, Sr. Unsub., 4.30%, 7/20/2017	1,773,626
500,000		Ireland, Government of, Bond, 5.90%, 10/18/2019	811,536
1,500,000		Italy, Government of, 4.25%, 8/1/2013	2,401,656
1,500,000		Italy, Government of, Bond, 4.25%, 2/1/2015	2,401,431
350,000		Obrig Do Tes Medio Prazo, Bond, 4.35%, 10/16/2017	557,964
		TOTAL	31,971,813
		Telecommunications & Cellular – 4.5%
1,500,000		Deutsche Telekom AG, Company Guarantee, 7.125%, 7/11/2011	2,426,995
700,000		SES Global, Company Guarantee, (Series EMTN), 4.00%, 3/15/2011	1,074,000
700,000		Telecom Italia SpA, (Series EMTN), 6.25%, 2/1/2012	1,129,234
		TOTAL	4,630,229
		TOTAL EURO	37,564,004
		Hungarian Forint – 1.0%
		Sovereign – 1.0%
180,000,000		Hungary, Government of, 8.00%, 2/12/2015	1,009,489
		Japanese Yen – 36.6%
		Banking – 10.9%
300,000,000		DePfa ACS Bank, (Series EMTN), 1.65%, 12/20/2016	2,957,659
273,400,000		European Investment Bank, 1.40%, 6/20/2017	3,242,592
50,000,000		KFW, 0.75%, 3/22/2011	582,080
400,000,000		Pfandbriefstelle der Oesterreichischen Landes & Hypothekenbanken, Sr. Unsub., (Series EMTN), 1.60%, 2/15/2011	4,656,408
		TOTAL	11,438,739
Annual Shareholder Report

Foreign Currency Par Amount or Shares		Value in U.S. Dollars
	Financial Intermediaries – 1.4%
$130,000,000	John Hancock Global Funding, Sr. Secd. Note, (Series EMTN), 2.05%, 6/8/2010	1,501,075
	Sovereign – 24.3%
312,000,000	Japan, Government of, 1.60%, 12/20/2015	3,801,423
450,000,000	Japan, Government of, 1.80%, 9/20/2016	5,554,559
169,000,000	Japan, Government of, 1.80%, 6/20/2017	2,082,511
290,000,000	Japan, Government of, 1.90%, 6/20/2014	3,563,004
363,900,000	Japan, Government of, 2.00%, 12/20/2024	4,328,495
215,000,000	Japan, Government of, Bond, 0.50%, 6/20/2013	2,497,854
110,000,000	Japan, Government of, Foreign Gov't. Guarantee, 2.00%, 5/9/2016	1,364,439
185,000,000	Japan, Government of, Foreign Gov't. Guarantee, (Series INTL), 1.35%, 11/26/2013	2,212,125
	TOTAL	25,404,410
	TOTAL JAPANESE YEN	38,344,224
	Norwegian Krone – 1.5%
	Sovereign – 1.5%
3,865,000	Norway, Government of, 6.50%, 5/15/2013	757,160
4,300,000	Norway, Government of, Bond, 5.00%, 5/15/2015	815,404
	TOTAL NORWEGIAN KRONE	1,572,564
	Polish Zloty – 1.0%
	Sovereign – 1.0%
3,100,000	Poland, Government of, Bond, 5.25%, 10/25/2017	1,062,831
	Swedish Krona – 2.4%
	Sovereign – 2.4%
16,100,000	Sweden, Government of, 4.50%, 8/12/2015	2,526,353
	TOTAL BONDS (IDENTIFIED COST $90,826,465)	98,771,587
	GovernmentS/Agencies – 1.1%
	Japanese Yen – 1.1%
92,000,000	Republic of Italy, Sr. Unsecd. Note, 3.70%, 11/14/2016 (IDENTIFIED COST $1,158,143)	1,179,269
	INVESTMENT Fund – 1.0%
10,000	GML Agricultural Commodity Trade Finance Fund (IDENTIFIED COST $1,000,000)	997,872
	Mutual Funds – 2.0%;2
150,887	Federated Project and Trade Finance Core Fund	1,496,803
Annual Shareholder Report

Foreign Currency Par Amount or Shares			Value in U.S. Dollars
627,021	[3]	Prime Value Obligations Fund, Institutional Shares, 0.22%	627,021
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $2,135,829)	2,123,824
		TOTAL INVESTMENTS — 98.4% (IDENTIFIED COST $95,120,437)[4]	103,072,552
		OTHER ASSETS AND LIABILITIES - NET — 1.6%[5]	1,696,597
		TOTAL NET ASSETS — 100%	$104,769,149

At November 30, 2009, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
[6]German Euro Bond Short Futures	40	$4,945,200	December 2009	$(146,783)

At November 30, 2009, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/21/2009	252,169,007 Japanese Yen	$2,673,548	$244,017
12/30/2009	1,700,000 Euro	$2,534,275	$18,146
12/30/2009	4,420,000 Australian Dollar	$4,003,857	$33,428
12/30/2009	5,002,326 Euro	666,750,000 Japanese Yen	$(203,971)
12/30/2009	2,004,129 Euro	271,820,000 Japanese Yen	$(136,027)
12/30/2009	2,983,821 Euro	4,876,758 Australian Dollar	$25,487
12/30/2009	2,984,401 Euro	4,907,400 Australian Dollar	$(1,632)
12/30/2009	4,907,400 Australian Dollar	3,025,338 Euro	$(59,831)
12/30/2009	4,876,758 Australian Dollar	2,941,793 Euro	$37,615
12/30/2009	271,820,000 Japanese Yen	2,001,031 Euro	$140,679
12/30/2009	398,010,000 Japanese Yen	2,961,053 Euro	$159,350
12/30/2009	268,740,000 Japanese Yen	2,001,042 Euro	$105,024
Contracts Sold:
12/21/2009	252,169,007 Japanese Yen	$2,834,411	$(83,154)
12/30/2009	4,420,000 Australian Dollar	$4,006,288	$(30,997)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$248,134

Net Unrealized Appreciation on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net”.

1	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
2	Affiliated companies.
Annual Shareholder Report

3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $95,699,236.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
6	Non-income producing security.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2009.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2009, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Debt Securities:
Bonds	$ —	$98,771,587	$ —	$98,771,587
Governments/Agencies	—	1,179,269	—	1,179,269
Investment Fund	997,872	—	—	997,872
Mutual Funds	2,123,824	—	—	2,123,824
TOTAL SECURITIES	$3,121,696	$99,950,856	$ —	$103,072,552
OTHER FINANCIAL INSTRUMENTS*	$(146,783)	$248,134	$ —	$101,351
*	Other financial instruments include futures contracts and foreign exchange contracts.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

November 30, 2009

Assets:
Total investments in securities, at value including $2,123,824 of investments in affiliated issuers (Note 5) (identified cost $95,120,437)		$103,072,552
Cash denominated in foreign currency (identified cost $4,921)		4,908
Income receivable		1,466,527
Receivable for shares sold		501,037
Receivable for foreign exchange contracts		763,746
TOTAL ASSETS		105,808,770
Liabilities:
Payable for shares redeemed	$376,005
Payable for foreign exchange contracts	515,612
Payable for daily variation margin	9,338
Payable for transfer and dividend disbursing agent fees and expenses	28,274
Payable for Directors'/Trustees' fees	1,430
Payable for auditing fees	28,069
Payable for distribution services fee (Note 5)	19,959
Payable for shareholder services fee (Note 5)	13,990
Accrued expenses	46,944
TOTAL LIABILITIES		1,039,621
Net assets for 8,246,495 shares outstanding		$104,769,149
Net Assets Consist of:
Paid-in capital		$94,739,567
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		8,118,371
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(3,245,214)
Undistributed net investment income		5,156,425
TOTAL NET ASSETS		$104,769,149
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($76,602,094 ÷ 5,980,667 shares outstanding), $0.0001 par value, 500,000,000 shares authorized	$12.81
Offering price per share (100/95.50 of $12.81)	$13.41
Redemption proceeds per share	$12.81
Class B Shares:
Net asset value per share ($8,897,390 ÷ 713,717 shares outstanding), $0.0001 par value, 500,000,000 shares authorized	$12.47
Offering price per share	$12.47
Redemption proceeds per share (94.50/100 of $12.47)	$11.78
Class C Shares:
Net asset value per share ($19,269,665 ÷ 1,552,111 shares outstanding), $0.0001 par value, 500,000,000 shares authorized	$12.42
Offering price per share	$12.42
Redemption proceeds per share (99.00/100 of $12.42)	$12.30

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended November 30, 2009

Investment Income:
Interest		$3,199,599
Dividends received from affiliated issuers (Note 5)		14,952
TOTAL INCOME		3,214,551
Expenses:
Investment adviser fee (Note 5)	$771,300
Administrative personnel and services fee (Note 5)	230,000
Custodian fees	37,128
Transfer and dividend disbursing agent fees and expenses	226,870
Directors'/Trustees' fees	6,907
Auditing fees	29,700
Legal fees	5,359
Portfolio accounting fees	56,613
Distribution services fee — Class A Shares (Note 5)	185,444
Distribution services fee — Class B Shares (Note 5)	73,240
Distribution services fee — Class C Shares (Note 5)	141,730
Shareholder services fee — Class A Shares (Note 5)	174,468
Shareholder services fee — Class B Shares (Note 5)	24,413
Shareholder services fee — Class C Shares (Note 5)	46,885
Account administration fee — Class A Shares	1,433
Share registration costs	47,234
Printing and postage	30,476
Insurance premiums	4,202
Taxes	3,880
Miscellaneous	6,428
TOTAL EXPENSES	2,103,710
Annual Shareholder Report

Statement of Operations — continued
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(693,866)
Waiver of administrative personnel and services fee	(43,972)
Waiver of distribution services fee-Class A Shares	(153,648)
TOTAL WAIVERS AND REIMBURSEMENT		$(891,486)
Net expenses			$1,212,224
Net investment income			2,002,327
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Futures Contracts:
Net realized gain on investments and foreign currency transactions			2,191,857
Net realized gain on futures contracts			259,616
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			15,520,462
Net change in unrealized appreciation of futures contracts			(240,314)
Net realized and unrealized gain on investments, foreign currency transactions and futures contracts			17,731,621
Change in net assets resulting from operations			$19,733,948

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,002,327	$2,268,746
Net realized gain on investments, futures contracts and foreign currency transactions	2,451,473	2,646,297
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	15,280,148	(7,600,401)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	19,733,948	(2,685,358)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(3,254,732)	(3,765,714)
Class B Shares	(510,844)	(380,248)
Class C Shares	(746,062)	(1,149,163)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,511,638)	(5,295,125)
Share Transactions:
Proceeds from sale of shares	36,028,925	65,273,446
Net asset value of shares issued to shareholders in payment of distributions declared	3,521,306	3,584,108
Cost of shares redeemed	(56,782,638)	(61,081,272)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(17,232,407)	7,776,282
Change in net assets	(2,010,097)	(204,201)
Net Assets:
Beginning of period	106,779,246	106,983,447
End of period (including undistributed net investment income of $5,156,425 and $4,537,249, respectively)	$104,769,149	$106,779,246

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

November 30, 2009

1. ORGANIZATION

Federated International Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of one non-diversified portfolio, Federated International Bond Fund (the “Fund”). The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to obtain a total return on its assets.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the “Directors”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for Annual Shareholder Report the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Annual Shareholder Report

Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

Annual Shareholder Report

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Option Contracts

The Fund may buy or sell put and call options to manage currency. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	—	$ —	Payable for daily variation margin	$146,783*
Foreign exchange contracts	Receivable for foreign exchange contracts	$763,746	Payable for foreign exchange contracts	$515,612
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$763,746		$662,395
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Options Purchased	Total
Interest rate contracts	$259,616	$ —	$ —	$259,616
Foreign exchange contracts	$ —	$210,585	$184,813	$395,398
TOTAL	$259,616	$210,585	$184,813	$655,014
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$(240,314)	$ —	$(240,314)
Foreign exchange contracts	$ —	$294,065	$294,065
TOTAL	$(240,314)	$294,065	$53,751

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,725,387	$31,344,975	4,162,621	$47,924,825
Shares issued to shareholders in payment of distributions declared	233,418	2,595,609	227,281	2,477,368
Shares redeemed	(3,665,818)	(41,950,226)	(3,988,663)	(45,418,359)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(707,013)	$(8,009,642)	401,239	$4,983,834
Year Ended November 30	2009		2008
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	134,463	$1,513,175	991,686	$11,513,006
Shares issued to shareholders in payment of distributions declared	38,976	424,838	27,517	294,155
Shares redeemed	(716,820)	(7,846,827)	(501,685)	(5,560,790)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(543,381)	$(5,908,814)	517,518	$6,246,371
Annual Shareholder Report

Year Ended November 30	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	278,206	$3,170,775	518,262	$5,835,615
Shares issued to shareholders in payment of distributions declared	46,119	500,859	76,371	812,585
Shares redeemed	(636,233)	(6,985,585)	(909,741)	(10,102,123)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(311,908)	$(3,313,951)	(315,108)	$(3,453,923)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(1,562,302)	$(17,232,407)	603,649	$7,776,282

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, expired capital loss carryovers and discount accretion/premium amortization on debt securities.

For the year ended November 30, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,210,963)	$3,128,487	$(1,917,524)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2009 and 2008, was as follows:

	2009	2008
Ordinary income	$4,511,638	$5,295,125

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,421,069
Net unrealized appreciation	$7,293,370
Capital loss carryforwards	$(2,684,857)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities and wash sales.

Annual Shareholder Report

At November 30, 2009, the cost of investments for federal tax purposes was $95,699,236. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates, outstanding foreign currency commitments and from futures contracts was $7,373,316. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,600,256 and net unrealized depreciation from investments for those securities having an excess of cost over value of $226,940.

At November 30, 2009, the Fund had a capital loss carryforward of $2,684,857 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$171,598
2014	$925,988
2015	$539,014
2016	$203,258
2017	$844,999

Capital loss carryforwards of $1,210,965 expired during the year ended November 30, 2009.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2009, the Adviser voluntarily waived $693,339 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended Annual Shareholder Report

November 30, 2009, FAS waived $43,972 of its fee. The net fee paid to FAS was 0.181% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2009, FSC voluntarily waived $153,648 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2009, FSC retained $44,798 of fees paid by the Fund.

Annual Shareholder Report

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2009, FSC retained $10,140 in sales charges from the sale of Class A Shares. FSC also retained $306 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $6,008 of Service Fees for the year ended November 30, 2009. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2009, FSSC did not receive any fees paid by the fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 0.99%, 1.71% and 1.71%, respectively, through the later of (the “Termination Date”): (a) January 31, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Directors.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Annual Shareholder Report

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2009, the Adviser reimbursed $527. Transactions with the affiliated companies during the year ended November 30, 2009 were as follows:

Affiliates	Balance of Shares Held 11/30/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2009	Value	Dividend Income
Federated Project and Trade Finance Core Fund	—	150,887	—	150,887	$1,496,803	$8,807
Prime Value Obligations Fund, Institutional Shares	343,139	30,467,475	30,183,593	627,021	627,021	6,145
TOTAL OF AFFILIATED TRANSACTIONS	343,139	30,618,362	30,183,593	777,908	$2,123,824	$14,952

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2009, were as follows:

Purchases	$64,306,478
Sales	$84,046,160

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2009, the diversification of countries was as follows:

Annual Shareholder Report

Country	Percentage of Net Assets
Japan	27.3%
Italy	10.5%
Austria	8.8%
Germany	7.2%
Ireland	5.1%
France	4.5%
United States	4.2%
Supranational	3.4%
Netherlands	3.3%
Australia	3.1%
United Kingdom	3.0%
Canada	2.5%
Sweden	2.4%
Greece	2.1%
Luxembourg	1.9%
Norway	1.5%
Belgium	1.0%
Denmark	1.0%
Hungary	1.0%
Poland	1.0%
Portugal	0.5%
Mongolia	0.3%
Angola	0.2%
China	0.1%
Egypt	0.1%
India	0.1%

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate (LIBOR). As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the program was not utilized.

Annual Shareholder Report

10. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”) and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”) and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

11. Subsequent events

Management has evaluated subsequent events through January 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF Federated inTERNATIONAL series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL bond fund:

We have audited the accompanying statement of assets and liabilities of Federated International Bond Fund (the “Fund”) (the portfolio constituting Federated International Series, Inc.), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Bond Fund, a portfolio of Federated International Series, Inc., at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 22, 2010

Annual Shareholder Report

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Corporation comprised one portfolio(s), and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: March 1984	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 DIRECTOR Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: January 2000	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 2000	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Maureen Lally-Green Birth Date: July 5, 1949 DIRECTOR Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: April 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: March 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: March 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: January 2003	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Ihab Salib Birth Date: December 14, 1964 SENIOR VICE PRESIDENT Began serving: May 2005	Principal Occupations: Ihab Salib has been the Fund's Portfolio Manager since July 2002. He is Vice President of the Corporation. Mr. Salib joined Federated in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President of the Fund's Adviser and in January 2007 he was named a Senior Vice President of the Fund's Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract  - May 2009

Federated International Bond Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons Annual Shareholder Report with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Annual Shareholder Report

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

Annual Shareholder Report

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31420G408
Cusip 31420G507
Cusip 31420G606

3010401 (1/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.

Item 12.	Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant    Federated International Series, Inc.

By	/S/ RICHARD A. NOVAK
Richard A. Novak
Principal Financial Officer

Date June 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. CHRISTOPHER DONAHUE
J. Christopher Donahue
Principal Executive Officer

Date June 22, 2010

By	/S/ RICHARD A. NOVAK
Richard A. Novak
Principal Financial Officer

Date June 22, 2010